Supplement to the Prospectus

Credit Suisse Trust – International Equity Flex III Portfolio

The following information supersedes certain information contained in the Portfolio's Prospectus.

Effective January 1, 2011, the following information replaces the information set forth in the fourth paragraph under the section entitled "The Portfolio in Detail – The Management Firm" on Page 14 of the Portfolio's Prospectus:

Credit Suisse will waive fees and reimburse expenses so that the portfolio's annual operating expenses will not exceed 1.45% of the portfolio's average daily net assets. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time. Dividend expenses on short sales (dividends paid to lenders of borrowed securities) are not subject to the voluntary expense cap.

Dated: December 6, 2010	TREMK-PRO-16-1210 2010-10